                                                                  EXHIBIT 10.10

                                     FORM OF
                                 PROMISSORY NOTE

$__________                                                     __________, 1999
                                                                Atlanta, Georgia

         FOR VALUE RECEIVED, the undersigned, _________________ ("Borrower"), promises to pay to the order of WITNESS SYSTEMS, INC., a Delaware corporation (the "Lender"), in lawful money of the United States of America constituting legal tender in payment of all debts and dues, public and private, the principal amount of ____________________________________________ and No/100 ($_________).

         1. INTEREST. From and after the date hereof (until maturity or default as hereinafter provided), interest on the principal amount outstanding shall accrue at the fixed rate equal to ____% per annum, compounded annually and computed on the basis of a 365-day year.

         2.       PAYMENT.

                  (a) Interest on the outstanding principal balance of the indebtedness evidenced hereby shall be payable annually with the initial payment due on or before July 31, 2000.

                  (b) On July 31, 2003 (the "Maturity Date"), the entire outstanding principal balance of the indebtedness evidenced hereby shall be due and payable in full.

                  (c) Notwithstanding anything herein to the contrary, the entire outstanding principal balance of the indebtedness evidenced hereby and all accrued but unpaid interest shall be due and payable in full upon the first to occur of the following:

                           (i)      The Maturity Date;

                           (ii) Ninety (90) days following the Company's consummation of a merger, consolidation or other reorganization in each case, with respect to which persons who were the shareholders of Company immediately prior to such merger, consolidation or other reorganization, immediately thereafter, do not own more than fifty percent (50%) of the combined voting power entitled to vote generally in the election of directors of the merged, consolidated or reorganized Company's then outstanding voting securities; provided, however, in the event that Borrower does not receive cash or marketable securities pursuant to or immediately following such transaction sufficient in value or amount to pay such balance, Borrower shall be allowed to pay the outstanding principal balance of the indebtedness evidenced hereby and all accrued but unpaid interest in thirty-six (36) monthly installments beginning ninety (90) days after such transaction;

                           (iii) Ninety (90) days following consummation of a sale of all or substantially all of the assets of Company; provided, however, in the event that Borrower does not receive cash or marketable securities pursuant to or immediately following such transaction sufficient in value or amount to pay such balance, Borrower shall be allowed to pay the outstanding principal balance of the indebtedness evidenced hereby and all accrued but unpaid interest in thirty-six (36) monthly installments beginning ninety (90) days after such transaction;

                           (iv) Twenty-four (24) months following the sale of common stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission (other than a registration statement solely covering an employee benefit plan or corporate reorganization);

                           (v) Ninety (90) days following the effective date of termination of Borrower's employment with the Company, if such termination is by reason of Borrower's voluntary resignation or a termination by the Company for "cause," as defined in any applicable Employment Agreement; or

                           (vi) Ninety (90) days following the effective date of termination of Borrower's employment with the Company, if such termination is by the Company and other than for "cause," as defined in any applicable Employment Agreement, unless otherwise agreed to by Lender and Borrower.

         3. PREPAYMENT. This Note may be prepaid in whole or in part without penalty, provided that any partial prepayment shall be in integral multiples of $1,000.00.

         4. SECURITY. The indebtedness evidenced by this Note and the obligations created hereby are secured by (i) those certain shares of common stock of Lender purchased by Borrower pursuant to a Subscription Agreement of even date herewith and (ii) such securities as described on EXHIBIT A hereto.

         5. EVENT OF DEFAULT. If the Borrower fails to make any payment of principal or interest as the same becomes due and payable, and such failure is not cured within five (5) business days after written notice thereof or at any time thereafter during the continuance of any such event, the holder may, with or without notice to the Borrower, declare this Note and the indebtedness evidenced hereby to be forthwith due and payable, whereupon this Note and the indebtedness evidenced hereby shall become forthwith due and payable, without presentment, demand, protest, or other notice of any kind, all of which are hereby expressly waived.

         6. RECOURSE. Borrower shall be personally liable for the obligations evidenced hereby.

         7. PAYMENT IN SHARES. Borrower may make any payment due and payable or otherwise permitted hereunder by delivery of shares of Lender's common stock owned (and fully vested) to Lender that have been owned (and fully paid for) for at least six (6) months. For purposes of payments hereunder, any shares of Lender's common stock shall be valued at the then fair market value (as determined by the Board).

         8. WAIVERS. Borrower hereby waives demand, presentment for payment, notice of dishonor, protest, and notice of protest and diligence in collection or bringing suit and agree that the holder hereof may accept partial payment, or release or exchange security or collateral, without discharging or releasing any unreleased collateral or the obligations evidenced hereby. Borrower further waives any and all rights of exemption, both as to personal and real property, under the constitution or laws of the United States or the State of Georgia.

         9. ATTORNEYS' FEES. Borrower agrees to pay reasonable attorneys' fees and costs actually incurred by the holder hereof in collecting on this Note, whether by suit or otherwise.

         10. UNCONDITIONAL PAYMENT. Borrower is and shall be obligated to pay principal and any and all other amounts which become payable hereunder absolutely and unconditionally and without any


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abatement, postponement, diminution or deduction and without any reduction for counterclaim or setoff. In the event that at any time any payment received by Lender hereunder shall be deemed by a court of competent jurisdiction to have been a voidable preference or fraudulent conveyance under any bankruptcy, insolvency or other debtor relief law, then the obligation to make such payment shall survive any cancellation or satisfaction of this Note or return thereof to Borrower and shall not be discharged or satisfied with any prior payment thereof or cancellation of this Note, but shall remain a valid and binding obligation enforceable in accordance with the terms and provisions hereof, and such payment shall be immediately due and payable upon demand.

         11. TRANSFER OF SECURITIES. Borrower hereby acknowledges that the Securities will not be transferable pursuant to Rule 144 promulgated under the Securities Exchange Act of 1933 until the entire principal balance of this Note is paid in full.

         12. MISCELLANEOUS. As used herein, the terms "Borrower," "Lender" and "holder" shall be deemed to include their respective successors, legal representatives and assigns, whether by voluntary action of the parties or by operation of law. This Note is given under the seal of the party hereto, and it is intended that this Note is and shall constitute and have the effect of a sealed instrument according to law. This Note has been negotiated, and is being executed and delivered in the State of Georgia, or if executed elsewhere, shall become effective upon the Lender's receipt and acceptance of the executed original of this Note in the State of Georgia; provided, however, that the Lender shall have no obligation to give, nor shall Borrower be entitled to receive, any notice of such acceptance for this Note to become a binding obligation of Borrower. Borrower hereby submits to jurisdiction in the State of Georgia. This Note shall be governed by and be construed in accordance with the laws of the State of Georgia. It is intended, and the Borrower and the holder hereof specifically agree, that the laws of the State of Georgia governing interest shall apply to this Note and to this transaction. This Note may not be modified except by written agreement signed by the Borrower and the holder hereof, or by their respective successors or assigns.

         13. TIME OF ESSENCE. TIME IS OF THE ESSENCE in connection with this Note.

         IN WITNESS WHEREOF, Borrower has caused this Note to be executed and delivered as of the date first set forth above.


                                          BORROWER:


----------------------------------        --------------------------------------
Witness                                   Name:
                                               ---------------------------------


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                                    EXHIBIT A

                                     FORM OF
                             SUBSCRIPTION AGREEMENT

                              WITNESS SYSTEMS, INC.

THE SHARES TO WHICH THIS SUBSCRIPTION AGREEMENT PERTAINS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OF THE UNITED STATES OF AMERICA (THE "1933 ACT"), OR APPLICABLE STATE SECURITIES LAWS, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORY AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THE MEMORANDUM OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL. THE SHARES ARE OFFERED PURSUANT TO EXEMPTIONS PROVIDED BY SECTION 4(2) OF THE 1933 ACT, REGULATION D THEREUNDER, CERTAIN STATE SECURITIES LAWS, AND CERTAIN RULES AND REGULATIONS PROMULGATED PURSUANT THERETO. THE SHARES MAY NOT BE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED. THE SHARES ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS AS CONTAINED IN A SHAREHOLDERS' AGREEMENT, A COPY OF WHICH IS ON FILE AT THE COMPANY AND WHICH IS AVAILABLE WITHOUT CHARGE UPON REQUEST TO THE SECRETARY OF COMPANY.

         1. Offer to Subscribe. __________ (hereinafter, the "Investor") hereby offers to subscribe for ______ shares (the "Shares") of the common stock, $0.01 par value (the "Common Stock"), of Witness Systems, Inc., a Delaware corporation (the "Company"), at a price of $____ per share. The Investor acknowledges that the Company will rely on this offer, which may not be canceled, rescinded or otherwise revoked by the Investor.

         2. Acceptance of Subscription. The Investor agrees that this subscription is subject to acceptance by the Company, and that the Company reserves the right to reject this subscription without notice. The Investor hereby agrees to become subject to that certain Amended and Restated Stockholders' Agreement, dated on or about the date hereof (the "Stockholders' Agreement"), a copy of which has been provided to the Investor, and the Investor agrees to take all actions necessary to evidence his agreement to be so bound, including executing a joinder to the Stockholders' Agreement.

         3. Representations and Agreements of Investor. In order to induce the Company to accept this subscription, the Investor warrants, represents, covenants and agrees as follows, acknowledging that the Company is relying on the accuracy and completeness of these representations and agreements in complying with its obligations under applicable securities laws:

                  a. Risks of Investment. The Investor recognizes that investment in the Company involves a high degree of risk which may result in the loss of the total amount of the investment. The Investor acknowledges that he has carefully considered all risks incident to the purchase of the Shares, including but not limited to the following:

                  (i) There is no assurance that the Company's operations will be profitable in the future. The likelihood of success of the Company is speculative and the Investor is familiar with the many problems, difficulties, complications and delays frequently encountered in the operation and development of expanding businesses.

                  (ii) The purchase price for the Shares has been determined by the Company and may not bear any relationship to the anticipated assets, book value, earnings or net worth of the Company or any other recognized criteria and cannot be considered to be indication of the anticipated value of the Company.

                  (iii) The Company expects to spend a significant amount of funds to expand its business. The Company's capital requirements will depend on numerous factors, including the commercial acceptance of the Company's services and its success in obtaining government contracts. To the extent that funds generated from operations together with the net proceeds from this offering are insufficient, the Company will have to raise additional funds to meet its capital requirements. If additional funds are raised through the issuance of equity securities, the percentage ownership of the shareholders of the Company will be reduced and shareholders may experience additional dilution. No assurance can be given that additional financing will be available on acceptable terms, if at all. If adequate funds are not available, the Company may have to, among other things, reduce substantially or eliminate expenditures for the development and marketing of its products.

                  (iv) The market in which the Company competes is extremely competitive. There can be no assurance that the Company's competitors will not succeed in developing products or technologies that will gain greater market acceptance than those of the Company or that would render the Company's products and technologies obsolete. The Company may also face increased competition in the future from new entrants into its markets. In addition, many of the Company's competitors have substantially greater financial, technical, marketing and human resources capabilities than the Company.

                  (v) The Company is engaged in a business characterized by rapid developments and intense competition. Competition can be expected to increase as technological advances are made and commercial applications broaden, and other companies attempt to infringe, if they have not already infringed, intellectual property owned by the Company. The Company competes with companies, many of which have more capital, more extensive development capabilities and greater marketing and human resources than the Company.

                  (vi) The Investor understands that, by virtue of being a minority shareholder of the Company, it, he will have limited control over or influence in the management or control of the Company.

                  b. Additional Information. The Investor has previously been advised that the Investor would have an opportunity to review all pertinent facts concerning the Company and obtain any additional information that the Investor might request, to the extent possessed or obtainable without unreasonable effort and expense. The Investor acknowledges that it has chosen not to request any additional information. If additional information is requested, then a written request should be submitted.

                  c. Status of Investor. The Investor (i) has substantial knowledge and experience in business and financial matters which enable him to evaluate the merits and risks of making investment decisions of this type; (ii) has the ability to bear the economic risk of this investment and the ability, at the present time, to afford a complete loss of such investment; and (iii) has adequate means of providing for his current needs and possible personal and business contingencies and has no need for liquidity of this investment.


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

                  d. Consultation with Own Advisors. The Investor has been advised to consult with the Investor's own attorney regarding legal matters concerning the Company and to consult with independent tax advisors regarding the tax consequences of investing in the Company.

                  e. Unregistered Securities. The Investor understands that the Shares have not been registered under the 1933 Act, in reliance upon the exemption from the registration requirements thereof provided in Section 4(2) of the 1933 Act, and that the Shares have not been registered under state securities laws. The Investor understands that, consequently, the Investor must bear the economic risk of the investment for an indefinite period of time because the Shares cannot be offered for sale or sold without registration under the 1933 Act and applicable state securities laws or compliance with applicable exemptions from registration.

                  f. Transfer Restrictions. The Investor recognizes that he may not be able to sell or dispose of the Shares, as no public market for the Shares exists. In addition, the Investor is aware that the Investor's right to transfer the Shares will be subject to the provisions of the Stockholders' Agreement, a copy of which has been given to the Investor.

                  g. Shares Being Acquired for Investment. The Investor is the sole party in interest as to his participation in and subscription to the Company. The Investor is acquiring the Shares solely for investment for the Investor's own account and has no present intent, agreement, understanding or arrangement to subdivide, sell, assign, transfer or otherwise dispose of all any part of the Shares to any other person or entity.

                  h. Accuracy of Information. All information that the Investor has provided to the Company concerning the Investor, the Investor's financial position and the Investor's knowledge of financial and business matters including all information contained herein, is correct and complete as of the date hereof and if there should be any adverse change in such information prior to this subscription being accepted, the Investor will immediately provide the Company with such information. The Investor recognizes that the sale of the Shares to the Investor will be based upon the Investor's representations, warranties and statements set forth herein and hereby agrees to indemnify the Company and each officer, director or other controlling person thereof, for any liability or expense, including costs and reasonable attorney's fees, which they may incur by reason of, or in connection with, any misrepresentation made by the Investor in this Subscription Agreement, any breach of the Investor's warranties and/or failure by the Investor to fulfill any of the Investor's covenants or agreements set forth herein or arising out of the sale or distribution of any Shares by the Investor in violation of the 1933 Act or any other applicable state or federal securities laws.

                  i. Legends. The undersigned understands and agrees that the following restrictions and limitations are applicable to the undersigned's purchase and resales or other transfers of the Shares pursuant to the 1933 Act.

                           (i)      The undersigned agrees that the Shares shall
not be sold or otherwise transferred unless the Shares are registered under the 1933 Act and state securities laws or are exempt therefrom.

                           (ii)     Legends in substantially the following form
have been or will be placed on the certificate(s) or other document(s), if any, evidencing the Shares:

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER


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

                  THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. WITHOUT SUCH REGISTRATION, SUCH SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED, EXCEPT UPON DELIVERY TO THE CORPORATION OF AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER OR THE SUBMISSION TO THE CORPORATION OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO THE CORPORATION TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS OR ANY RULE OF REGULATION PROMULGATED THEREUNDER.

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT DATED ON OR ABOUT THE DATE HEREOF, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE CORPORATION, AND SUCH SHARES MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT IN STRICT ACCORDANCE WITH THE TERMS OF SUCH STOCKHOLDERS' AGREEMENT. A COPY OF SUCH STOCKHOLDERS' AGREEMENT WILL BE FURNISHED WITHOUT CHARGE TO THE RECORD HOLDER OF THIS CERTIFICATE UPON RECEIPT BY THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE OF A WRITTEN REQUEST FROM THE RECORD HOLDER REQUESTING SUCH COPY.

                           (iii)    Stop transfer instructions have been or will
be imposed with respect to the Shares so as to restrict resale or other transfer thereof, subject to the further items hereof, including the provisions of the legends set forth in subparagraph b above.

         4. Representations and Warranties of the Company. The Company represents to the Investor as follows:

                  (a) Organization and Standing; Corporate Power. The Company is a corporation duly organized and validly existing under and by virtue of, the laws of the State of Delaware and is in good standing under such laws. The Company has all requisite corporate power and authority to enter into this Subscription Agreement and to carry out and perform its other obligations hereunder.

                  (b) Authorization. All corporate action on the part of the Company and its directors, officers and shareholders necessary for the authorization, execution,, delivery and performance of all obligations of the Company under the Subscription Agreement and any document contemplated thereby, for the authorization, issuance and delivery of the Shares.

                  (c) Validity of Stock. The Shares, when issued, sold and delivered in compliance with the provisions of this Subscription Agreement, will be validly issued, fully paid and nonassessable, will be free of any liens or encumbrances.

         5.       Miscellaneous.

                  (a) No Assignment of Subscription. The Investor agrees not to transfer or assign this Subscription Agreement or any of the Investor's interest herein.


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                  (b)      Entire Agreement. This Subscription Agreement
constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties.

                  (c) Governing Law. This Subscription Agreement will be enforced, governed and construed in all respects in accordance with the laws of the State of Georgia.

         IN WITNESS WHEREOF, subject to acceptance by the Company, the undersigned has completed this Subscription Agreement to evidence his subscription to the Company by his execution on this _______ day of _________, 1999.



                                      -----------------------------------
                                      Name:

THIS SUBSCRIPTION AGREEMENT IS
HEREBY ACCEPTED AS OF THE ____
DAY OF _______________, 1999.

WITNESS SYSTEMS, INC.


By:
   ----------------------------
   David Gould, President


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